                                               Share Certificate (8-1/2" x 11")
                                               --------------------------------

I.       FACE OF  CERTIFICATE  (All text and other matter lies within  8-1/4" x 10-3/4"  decorative  border,  5/16"
         --------------------
         wide)

(at left)                                                                                                           (at right)
ORGANIZED UNDER THE                                                    THIS CERTIFICATE IS
LAWS OF THE COMMONWEALTH                             TRANSFERABLE IN DENVER,
OF MASSACHUSETTS                                              COLORADO OR IN THE CITY
                                                                                OF NEW YORK, NEW YORK

   NUMBER OF SHARES   SHARES

(at left, box for                                                                                           (at right, box for
share certificate number)                                                                                    number of shares)

                                                                                                                    (at right)
                                                                                                 CUSIP 683933 10 5
                                                                                                 SEE REVERSE FOR
                                                                                                 CERTAIN
DEFINITIONS

                                                (centered, the following text)
                                             OPPENHEIMER MULTI-SECTOR INCOME TRUST

(at left, the following text)
This Is to Certify That

(at left, the following text)
is the owner of

(beginning at left, the following text)
FULLY PAID AND NON-ASSESSABLE  SHARES OF BENEFICIAL  INTEREST $.01 PAR VALUE , OF OPPENHEIMER  MULTI-SECTOR  INCOME
TRUST (hereinafter  called the "Fund"),  transferable on the books of the Fund by the holder hereof in person or by duly authorized  attorney,  upon surrender of this certificate  properly endorsed.  This certificate and the shares represented  hereby are issued and shall be held subject to all of the  provisions of the  Declaration of Trust and
By-Laws of the Fund, each as from time to time amended,  to all of which the holder by acceptance  hereof expressly assents.  This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Fund and the facsimile signatures of its duly authorized officers.

(at left, the following text)                                 (at right, following text)
Dated:
(signature at left of seal)                                   Countersigned and Registered:
/s/ John V. Murphy                                   SHAREHOLDER FINANCIAL SERVICES, INC.
-----------------------                     (Denver) Transfer Agent and President
Registrar

/s/ Brian W. Wixted                                  By:
------------------------                                               Authorized Signature
Treasurer

                                                              UNITED MISSOURI TRUST CO. OF NEW YORK
                                                              (New York)        Co-Transfer Agent
                                                              and Co-Registrar
                                                              By:
                                                              Authorized Signature

                                                          (centered)
                                                1-1/2" diameter facsimile seal
                                                         with legend
                                               OPPENHEIMER MULTI-SECTOR INCOME TRUST
                                                             2002
                                                              SEAL
                                                 COMMONWEALTH OF MASSACHUSETTS

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

(beginning at left, the following text)
The following  abbreviations,  when used in the inscription on the face of this certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM                    - as tenants in common
TEN ENT           - as tenants by the entireties
JT TEN WROS       - as joint tenants with
NOT TC            - right of survivorship and not
                             as tenants in common
                                                                                                (at right, the following text,
                                                                                        parallel with the above abbreviations)
                                                                               UNIF GIFT MIN ACT - (      ) Custodian (      )
                                                                                 --------           --------
                                                                                  (Cust)                  (Minor)

                                                                                                               Under UGMA/UTMA
                                                                                                                (            )

--------------
                                                                                                                    (State)
                                                (centered, the following text)
                            Additional abbreviations may also be used though not in the above list.

(beginning at left, the following text)
For value received ----------------- hereby sell, assign and transfer unto
--------------------------------------------------------------------------
(PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE AND PROVIDE CERTIFICATION BY TRANSFEREE)

--------------------------------------------------------------------------(PLEASE   PRINT  OR  TYPEWRITE  NAME  AND
ADDRESS OF ASSIGNEE)

--------------------------------------------------------------------------

------------------------------------------------------------------- Shares
of the  beneficial  interest  represented  by the written  Certificate  and do hereby  irrevocably  constitute  and appoint  ----------------------------  Attorney to transfer the said shares on the books of the within-named  Fund, with full power of substitution in the premises.

Dated: -------------------------                                                             Signed: -------------------------
                                                                                              --------------------------------
                                                                                              (both must sign if joint owners)

                                                               Signature(s) guaranteed by     --------------------------------
                                                                                                           (Firm or Bank)

                                                                                              --------------------------------
                                                                                                                   (Officer)
                                                                                ----------------------------------------------
                                            The signature(s) to this assignment must
correspond with the name as written upon the face                                       for  the   certificate   in
every particular, without                                     alteration or enlargement or any change
whatever.

(beginning at left, the following text)
Signatures  must be guaranteed by a financial  institution of the type identified in the policies and procedures of
Shareholder Financial Servcies, Inc.

N1a/680/org/680ShareCertificate(0202).doc